                                                                                                                      MORGAN STANLEY
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MSDWCI     MS     SERIES 2002-HQ     CLASS A3
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Class             A3              Settlement Date     03/27/2002  Coupon           6.49000               Cusip            N/A
Original Balance  363,674,000.00  Dated Date          03/01/2002  Delay            14                    Yield Table Date 03/20/2002
Current Balance   363,674,000.00  First Payment Date  04/15/2002  Lead Manager     Morgan Stanley & Co.  Yield Frequency  SemiAnnual
Credit Rating     Aaa/AAA         Next Payment Date   04/15/2002  Orig Deal Size   845,945,104.00        Yield Day Count  30/360
Market Desc       N/A             Payment Freq        Monthly     Num of Tranches  21
Factor            1.00000000      Interest Freq       Monthly     Deal Age         0

PREPAY                                     CPR 0         (!YM) CPR 25         (!YM) CPR 50         (!YM) CPR 75        (!YM) CPR 100
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PRICE / YIELD                  |
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               100.1690        |          6.5167               6.5166               6.5165               6.5164               6.5155
               100.2002        |          6.5121               6.5120               6.5120               6.5118               6.5109
               100.2315        |          6.5075               6.5075               6.5074               6.5072               6.5062
               100.2627        |          6.5030               6.5029               6.5028               6.5027               6.5016
               100.2940        |          6.4984               6.4984               6.4983               6.4981               6.4969
               100.3252        |          6.4939               6.4938               6.4937               6.4935               6.4923
               100.3565        |          6.4893               6.4892               6.4891               6.4890               6.4877
               100.3877        |          6.4848               6.4847               6.4846               6.4844               6.4830
               100.4190        |          6.4802               6.4801               6.4800               6.4798               6.4784
               100.4502        |          6.4757               6.4756               6.4755               6.4753               6.4738
               100.4815        |          6.4711               6.4710               6.4709               6.4707               6.4691
               100.5127        |          6.4666               6.4665               6.4663               6.4661               6.4645
               100.5440        |          6.4621               6.4619               6.4618               6.4616               6.4599
               100.5752        |          6.4575               6.4574               6.4572               6.4570               6.4553
               100.6065        |          6.4530               6.4529               6.4527               6.4525               6.4506
               100.6377        |          6.4484               6.4483               6.4482               6.4479               6.4460
               100.6690        |          6.4439               6.4438               6.4436               6.4433               6.4414
               100.7002        |          6.4394               6.4392               6.4391               6.4388               6.4368
               100.7315        |          6.4348               6.4347               6.4345               6.4342               6.4322
               100.7627        |          6.4303               6.4302               6.4300               6.4297               6.4276
               100.7940        |          6.4258               6.4256               6.4255               6.4252               6.4229
AVERAGE LIFE                   |          9.3645               9.3522               9.3360               9.3110               9.1307
FIRST PRIN                     |      06/15/2010           06/15/2010           06/15/2010           06/15/2010           04/15/2010
LAST PRIN                      |      02/15/2012           02/15/2012           02/15/2012           02/15/2012           11/15/2011
PAYMENT WINDOW                 |              21                   21                   21                   21                   20
ACCRUAL FACTOR                 |          0.4687               0.4687               0.4687               0.4687               0.4687
MOD DURATION @ 100.4815        |          6.8132               6.8067               6.7981               6.7849               6.6884

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